August 20, 2026

BNY MELLON ADAVANTAGE FUNDS, INC.
BNY Mellon Global Real Return Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Aron Pataki, Nick Pope and Trevor Holder are the fund's primary portfolio managers. Messrs. Pataki, Pope and Holder have been portfolio managers of the fund since December 2015, May 2025 and August 2026, respectively. Mr. Pataki is a global investment manager and member of the multi-asset team at NIM. Mr. Pope is a portfolio manager on the sustainable equity strategy at NIM. Mr. Holder is a portfolio manager on the multi-asset team at NIM.

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The following information supersedes and replaces the information in the third paragraph in the section "Fund Details – Management – Sub-Adviser" in the prospectus:

Aron Pataki, Nick Pope and Trevor Holder are the fund's primary portfolio managers jointly and primarily responsible for managing the fund's portfolio. Messrs. Pataki, Pope and Holder have been primary portfolio managers of the fund since December 2015, May 2025 and August 2026, respectively. Mr. Pataki is a global investment manager and member of the multi-asset team at NIM. Mr. Pataki joined NIM in 2006. Mr. Pope is a portfolio manager on the sustainable equity strategy at NIM, where he has been employed since 2011. Mr. Holder is a portfolio manager on the multi-asset team at NIM where he has been employed since 2006.

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